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                        SUPPLEMENT DATED AUGUST 15, 2005
                   TO THE STATEMENT OF ADDITIONAL INFORMATION

                              DATED MARCH 31, 2005
                       VAN KAMPEN GROWTH AND INCOME FUND

                              DATED APRIL 29, 2005
                       VAN KAMPEN LIFE INVESTMENT TRUST,
                            ON BEHALF OF ITS SERIES,
                     VAN KAMPEN GROWTH AND INCOME PORTFOLIO

     The Statement of Additional Information is hereby supplemented as follows:

     The section entitled "INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS" is supplemented as follows:

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest up to 15% of its assets in equity real estate investment trusts ("REITs"). Equity REITs pool investors' funds for investment primarily in commercial real estate properties. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Equity REITs generally derive their income from rents on the underlying properties and their value is impacted by changes in the value of the underlying property owned by the trusts. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. REITs are dependent upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value) and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In addition, the Fund indirectly will bear its proportionate share of any expenses paid by REITs in which it invests.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  GISPTSAI  8/05